CUSIP No. 985194109	Page 1 of 2 Pages

Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A ordinary shares, and/or the American depositary shares representing Class A ordinary shares beneficially owned by each of them, of Yatsen Holding Limited, a Cayman Islands exempted company, and that this Agreement may be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2023.

Zhen Partners Fund IV, L.P.	By: By:	Zhen Partners Management (MTGP) IV, L.P. its General Partner Zhen Partners Management (TTGP) IV, Ltd. its General Partner

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Zhen Partners Management (MTGP) IV, L.P.	By:	Zhen Partners Management (TTGP) IV, Ltd. its General Partner

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Zhen Partners Management (TTGP) IV, Ltd.

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Zhen Fund COV LLC

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Zhen Advisors Ltd.

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

CUSIP No. 985194109	Page 2 of 2 Pages

Zhen International Ltd.	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Success Origin Limited

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Rosy Glow Holdings Limited

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Best Belief PTC Limited

	By:	/s/ Xu Xiaoping
	Name:	Xu Xiaoping
	Title:	Authorized Signatory

Xu Xiaoping

/s/ Xu Xiaoping